EXHIBIT 21.1

                         NOVEON, INC. SUBSIDIARIES
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                                                   COUNTRY OR STATE OF
                     NAME                             INCORPORATION
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FCC Acquisition Corp.                                 USA - Delaware
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Noveon Argentina Holdings, LLC                        USA - Delaware
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Noveon China, Inc.                                    USA - Delaware
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Noveon Diamalt, Inc.                                  USA - Delaware
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Noveon FCC, Inc.                                      USA - Delaware
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Noveon Hilton Davis, Inc.                             USA - Delaware
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Noveon Holding Corporation                            USA - Delaware
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Noveon Investments, LLC                               USA - Delaware
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Noveon Textile Chemicals, Inc.                        USA - Delaware
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Performance Materials I Inc.                          USA - Delaware
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Performance Materials II LLC                          USA - Delaware
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Kalama Foreign Sales Corporation                        USA - Guam
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Noveon IP Holdings Corp.                              USA - Illinois
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Noveon Kalama, Inc.                                   USA - Washington
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Noveon Europe B.V.B.A.                                   Belgium
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Noveon Europe Coordination Center B.V.B.A.               Belgium
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Noveon Realty Europe B.V.B.A.                            Belgium
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Performance Materials (Bermuda) Ltd.                     Bermuda
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Noveon Brasil Ltda.                                       Brazil
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Noveon Canada Inc.                                        Canada
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Noveon Chemicals Canada Co.                               Canada
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Noveon Consulting (Shanghai) Co., Ltd.                    China
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Noveon Specialty Chemicals (Shanghai) Limited             China
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Noveon (Shanghai) Co. Ltd.                                China
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Sino-U.S. Youli Piping Co., Ltd.                          China
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Gemoplast S.A.                                            France
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Noveon France S.A.                                        France
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Noveon Holdings France S.A.S.                             France
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Freedom Chemical Diamalt Beteiligungs GmbH               Germany
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Noveon Deutschland GmbH                                  Germany
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Noveon Diamalt GmbH & Co. KG                             Germany
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Noveon Holdings Deutschland GmbH                         Germany
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Noveon Pharma GmbH & Co. KG                              Germany
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Noveon Verwaltungs GmbH                                  Germany
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Noveon Asia Pacific Limited                             Hong Kong
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Noveon Hong Kong Limited                                Hong Kong
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Indiamalt Private Limited                                 India
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Noveon Diamalt Private Limited                            India
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Noveon Italia S.R.L.                                      Italy
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Noveon Korea, Inc.                                        Korea
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Noveon Malaysia Sdn. Bhd.                                Malaysia
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Noveon de Mexico, S.A. de C.V.                            Mexico
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Noveon Holland B.V.                                  The Netherlands
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Europe Chemical Holdings C.V.                        The Netherlands
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Noveon Netherlands B.V.                              The Netherlands
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Noveon Resin B.V.                                    The Netherlands
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Noveon Sales Holland B.V.                            The Netherlands
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Mydrin SA (Proprietary) Limited                        South Africa
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Noveon Sales Spain, S.L.                                  Spain
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Noveon Holdings Spain, S.L.                               Spain
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Noveon Manufacturing Spain, S.L.                          Spain
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Noveon UK Limited                                     United Kingdom
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Noveon Manufacturing UK Limited                       United Kingdom
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Pagemight Limited                                     United Kingdom
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